Entergy First Quarter 2003 Earnings Teleconference

J. Wayne Leonard
Chief Executive Officer

C. John Wilder
Executive Vice President and Chief Financial Officer

April 28, 2003

Entergy

Safe Harbor and Reg G Compliance

<u>The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995</u>: From time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and negotiations, including the Entergy New Orleans rate case and various performance-based rate discussions, and other regulatory decisions, including those related to Entergy's utility supply plan, Entergy's ability to reduce its operation and maintenance costs, particularly at its Non-Utility Nuclear generating facilities including the uncertainty of negotiations with unions to agree to such reductions, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities – particularly the ability to extend or replace the existing power purchase agreements for the Non-Utility Nuclear plants – and the prices and availability of power Entergy must purchase for its utility customers, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, Entergy-Koch's profitability in trading electricity, natural gas, and other energy-related commodities, changes in the number of participants in the energy trading market, and in their creditworthiness and risk profile, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt and to fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in inflation and interest rates, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, volatility and changes in markets for electricity, natural gas, and other energy-related commodities, changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, and the establishment of SeTrans or another regional transmission organization, changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of Indian Point or other nuclear generating facilities, changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, and other substances, the economic climate, and particularly growth in Entergy's service territory, variations in weather, hurricanes, and other disasters, advances in technology, the potential impacts of threatened or actual terrorism and war, the success of Entergy's strategies to reduce taxes, the effects of litigation, changes in accounting standards, changes in corporate governance and securities law requirements and Entergy's ability to attract and retain talented management and directors.

The following presentation includes non-GAAP measures when describing Entergy's results of operations and financial performance. We have prepared a reconciliation of each of these measures to the most directly comparable GAAP measure in our earnings release which is posted on our website at www.entergy.com/earnings.

Quarter Highlights

Consolidated EPS
Operational


40%
$0.80
$1.12
1Q02
1Q03

Domestic Utility EPS
Operational


24%
$0.45
$0.56
1Q02
1Q03

Competitive Businesses EPS
Operational


50%
$0.38
$0.57
1Q02
1Q03

Quarter Highlights

Net Margin – Operational
12 Months Ended; %


32%
8.4
11.1
1Q02
1Q03

ROIC – Operational
12 Months Ended; %


11%
7.1
7.9
1Q02
1Q03

ROE – Operational
12 Months Ended; %


18%
10.2
12.0
1Q02
1Q03

Net Debt to Net Capital
12 Months Ended; %


3%
48.7
47.0
1Q02
1Q03

Entergy Achieved Strong First Quarter Operational Earnings



Earnings Per Share
1st Quarter; 2000 - 2003
0.42
0.48
0.69
0.75
-0.36
0.80
1.73
1.12
2000
2001
2002
2003
As-Reported
Operational

Special Items

Earnings Per Share
1st Quarter 2002


0.80
-0.36

Special Items

ECS - asset impairments	(0.45)
ECS - turbine commitment	(0.62)
ECS – development costs	(0.09)
Total	(1.16)

Earnings Per Share
1st Quarter 2003


1.73
1.12

Special Items

Implementation of SFAS 143:	
at Domestic Utility	(0.09)
at Entergy Nuclear	0.70
Total	0.61

As-Reported Operational

All Businesses Contribute to Strong Quarterly Earnings

Operational Earnings Per Share
1Q02 vs. 1Q03



$1.12
$0.80
$0.41
$0.20
$0.16
$0.18
$0.45
$0.56
($0.03)
($0.01)
ECS
Nuclear
Utility
Parent
1Q02
1Q03

Key Earnings Drivers
1Q02 vs. 1Q03

Utility

- 2% increase in total retail sales
- Lower O&M expense

Nuclear

- Increased production
- Improved realized MWh prices
- Significantly higher outage amortization expenses

Energy Commodity Services

- Increased gas and power volatility and overall trading profitability
- Lower pipeline throughput

Parent

- Decreased corporate expenses

Quarterly Utility Operational Performance Measures

Operational Earnings Per Share
1Q02 vs. 1Q03



24%
0.45
0.56
1Q02
1Q03

1st Quarter Highlights - Utility

Retail Sales
GWh



23,079
23,622
1Q02
1Q03

Total GWh retail sales increased by 2% due to improvement in the regional economy

O&M Expense
$/MWh



16.79
18.75
1Q02
1Q03

Total O&M expenses decreased; however O&M expense per MWh rose 12% due to lower generation

Weather Impact
$/Share



0.03
0.02
1Q02
1Q03

Weather was positive, but less so than last year

Quarterly Entergy Nuclear Operational Performance Measures

1st Quarter Highlights - Nuclear

Operational Earnings Per Share
1Q02 vs. 1Q03



11%
0.18
0.16
1Q02
1Q03

Total Generation
GWh



7,509
8,093
1Q02
1Q03

Output increased due to addition of Vermont Yankee

Realized Price
$/MWh



37.14
38.28
1Q02
1Q03

Realized price increased 3% with addition of VY and higher contract prices

Production Cost
$/MWh



19.62
23.54
1Q02
1Q03

Production cost rose due to more outage amortization, less MWhs, the addition of VY, and timing differences

Quarterly Energy Commodity Services Operational Performance Measures

1st Quarter Highlights - Pipeline

Operational Earnings Per Share
1Q02 vs. 1Q03



105%
0.20
0.41
1Q02
1Q03

Throughput
Bcf/day



2.66
2.20
1Q02
1Q03

Throughput dropped although periods of weather-related high demand occurred

Pipeline Cost
$/bcf



$0.077
$0.113
1Q02
1Q03

Cost per bcf increased due primarily to lower throughput

Quarterly Energy Commodity Services Operational Performance Measures

1st Quarter Highlights – Entergy-Koch Trading

Trading Volatility
Gas and Power; %


79
39
91
86
1Q02
1Q03
Gas
Power

Volumes Traded
Bcf/d (gas); TWh (power)


5.6
86
7.8
123
1Q02
1Q03

Average De@r
$M


141%
8.1
19.5
1Q02
1Q03

Earnings / Average De@r
times


13%
3.8
4.3
1Q02
1Q03

Financial Flexibility Update

Operating Cash Flow
1Q02 vs. 1Q03; $M



354
51
1Q02
1Q03

Electric Deferred Fuel Balance
$M



800
700
600
500
400
300
200
100
0
2001
2003E
77%
J F M A M J J A S O N D

Earnings Guidance Remains Unchanged

Operational Earnings Per Share
2002 vs. 2003



$3.60*
$0.32*
$0.88
$2.57
($0.17)
$3.75 - $3.95
$0.35 - $0.40
$0.90 - $0.95
$2.70 - $2.75
($0.15 - $0.20)
ECS
Nuclear
Utility
Parent
2002 Adjusted
2003 Guidance

* Excluding disproportionate sharing from EK

Key Guidance Assumptions

Utility
- Increased revenues due to rate actions and sales growth
- Higher O&M and depreciation expense

Nuclear
- Increased generation
- Decreased O&M expense offset by increased outage amortization

Energy Commodity Services
- Commodity trading growth
- Pipeline operations growth

Parent
- Reduced corporate expense
- Increased net interest expense

Q&A Session

Entergy